UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Trane Technologies

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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TRANE TECHNOLOGIES PLC 170/175 LAKEVIEW DR. AIRSIDE BUSINESS PARK SWORDS, CO. DUBLIN IRELAND	Your Vote Counts! TRANE TECHNOLOGIES PLC 2021 Annual General Meeting Vote by June 2, 2021 11:59 PM ET. For shares held in a Plan, vote by May 28, 2021 11:59 PM ET.

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You invested in TRANE TECHNOLOGIES PLC and it’s time to vote!
You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 3, 2021.

Get informed before you vote
View the Notice and Proxy Statement, Annual Report and Irish Statutory Accounts online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 20, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote in Person at the Meeting* June 3, 2021 8:00 AM EDT

Trane Technologies plc
800-C Beaty Street
Davidson, NC 28036

Shareholders in Ireland may participate in the Annual General Meeting remotely on June 3, 2021 at 1:00 p.m. (Dublin time) by telephone at the Arthur Cox Building, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland.

*	Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the
upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items		Recommends
1.	Election of Directors
1a.	Kirk E. Arnold	For
1b.	Ann C. Berzin	For
1c.	John Bruton	For
1d.	Jared L. Cohon	For
1e.	Gary D. Forsee	For
1f.	Linda P. Hudson	For
1g.	Michael W. Lamach	For
1h.	Myles P. Lee	For
1i.	April Miller Boise	For
1j.	Karen B. Peetz	For
1k.	John P. Surma	For
1l.	Tony L. White	For
2.	Advisory approval of the compensation of the Company’s named executive officers.	For
3.	Approval of the appointment of independent auditors of the Company and authorization of the Audit Committee of the Board of Directors to set the auditors’ remuneration.	For
4.	Approval of the renewal of the Directors’ existing authority to issue shares.	For
5.	Approval of the renewal of the Directors’ existing authority to issue shares for cash without first offering shares to existing shareholders. (Special Resolution)	For
6.	Determination of the price range at which the Company can re-allot shares that it holds as treasury shares. (Special Resolution)	For
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.		For

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D51546-P53051-Z79488